UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 19, 2024
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note
This Amendment (this “Amendment”) to the Current Report on Form 8-K filed by Planet Fitness, Inc. (the “Company”) on February 22, 2024 is being filed to correct a clerical error in the 2024 outlook contained in the press release issued by the Company on February 22, 2024 announcing the Company's financial results for the fiscal year ended December 31, 2023. The correction updates system-wide same stores sales growth from "high single digits" to "5% to 6% range". There were no other changes to the 2024 outlook. A corrected copy of the Press Release is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
On February 22, 2024, Planet Fitness, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2023. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2024, Tom Fitzgerald notified the Company of his decision to retire as the Company’s Chief Financial Officer (“CFO”), effective as of September 1, 2024. The Company intends to engage an executive search firm to identify highly qualified candidates for the CFO role. Mr. Fitzgerald has agreed to remain through August 2024 to afford the Company sufficient opportunity to identify and retain a new CFO, as well as to assist with a smooth transition of his duties. Pursuant to the terms of a retention bonus agreement between the Company and Mr. Fitzgerald, dated November 7, 2023, Mr. Fitzgerald will be entitled to receive a one-time cash bonus of $500,000 if he remains employed by the Company through August 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 22, 2024 (Corrected)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: February 22, 2024